MERRILL LYNCH
REAL ESTATE
FUND, INC.



FUND LOGO




Quarterly Report

August 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Real Estate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH REAL ESTATE FUND, INC.


DEAR SHAREHOLDER

During the quarter ended August 31, 1998, the relative performance of the real estate securities market has been both disappointing and surprising in that the real estate securities market dramatically underperformed both the broader stock and bond markets. Total returns for Merrill Lynch Real Estate Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the quarter ended August 31, 1998 were -17.35%, -17.59%, -17.59% and -17.41%, respectively. Total return for the unmanaged Morgan Stanley Real Estate Investment Trust Index for the quarter ended August 31, 1998 was -15.81%. These returns compare to total returns of -11.93% for the unmanaged Standard & Poor's 500 Index (S&P 500) and +5.31% for the ten-year Treasury note for the same period.

Throughout the August quarter, perhaps the most surprising development was the benign backdrop that surrounded real estate securities. At the beginning of the fiscal year, our relatively positive outlook on real estate stocks was based on a number of opinions, including our belief that construction activity would increase at a moderate rate to allow vacancies to continue to fall while rents would continue to rise. We also believed that real estate investment trust (REIT) earnings would rise at low double-digit rates, and moderating inflation would increase the appeal of higher-yielding securities. During the quarter ended August 31, 1998, these expectations essentially were realized. Construction remained moderate, REIT funds from operations (FFO) growth exceeded expectations (growing 15% in the first half of 1998), and ten-year Treasury yields declined by 76 basis points (0.76%). Additionally, S&P earnings growth was revised lower on fears of slowing foreign economies, and the dollar continued to appreciate, making US-based assets more valuable than foreign-based assets. In our opinion, all of these developments should have been neutral to positive for the relative performance of real estate securities. However, REIT prices declined during the August quarter.

It appears to us that the stock market is discounting an economic slowdown. Specifically, the sectors that seem to be under the most pressure are those perceived to be the most economically sensitive, including REITs. Although we believe that the economic sensitivity of many of the sub-sectors of the REIT market is quite low, investors seem to believe that real estate is cyclical and should be sold. During the quarter ended August 31, 1998, the poorest-performing sectors were hotels and office, while manufactured homes and regional malls outperformed their peers.

We believe several factors militate against the markets' current view. First, we believe that the advent of the public market pricing discipline will function to smooth out the historically volatile return pattern of real estate, resulting in longer cycles with more muted returns. We also expect that capital will be more prudently deployed throughout the cycle, creating lower construction peaks and higher troughs. Third, even after the significant reduction of equity, today's REITs still have modest leverage (about 40% of total capitalization) and modest payout ratios (averaging about 70% of cash flow). Fourth, the average REIT (excluding hotel and apartment REITS) has contractual leases that typically average 4 years--15 years. We view this revenue stream as inherently more stable than that of a typical industrial company. Last, because of the combination of a multi-year lease structure and the recovery in the property markets, most REITs continue to see lease rates move higher as existing leases are renewed. We expect this phenomenon to continue for the next several years.


Merrill Lynch Real Estate Fund, Inc.
August 31, 1998


Currently, it appears that liquidity, or lack thereof, has been the overriding driver of return in the real estate securities market. In the broader stock market, stocks that have outperformed generally are the most highly regarded, largest-capitalization issues. In contrast, in the real estate securities markets, these types of stocks have been the poorest performers. Seven of the eight largest-capitalization stocks in the Morgan Stanley REIT Index underperformed the Index during the quarter ended August 31, 1998 by an average of more than 300 basis points. As many of the better-managed, higher-quality, larger-capitalization REITs performed relatively poorly in the first seven months of the year, we took this opportunity to trade up by selling our less dynamic, less liquid, smaller-capitalization holdings. While over the long term we expect these higher-quality holdings to outperform the broader market, in the short term they have underperformed significantly. During the month of August, when the Morgan Stanley REIT Index declined by 9.3%, the Fund declined by 11.8%. This was the second time in 1998 that the Fund trailed the Index, and by far our widest margin of underperformance.

The most probable explanation for the underperformance of large-capitalization REITs is negative cash flows into the sector. Although cash flow into the broad equity market remained positive throughout the year, at over $20 billion per month, funds dedicated to real estate decreased in February 1998 and have not yet turned around. In the second and third quarters of 1998, more than $600 million had actually been redeemed from these funds. In addition, it is also likely that some of the more value-oriented general stock mutual funds have been sellers, as investor redemptions forced the selling of underperforming stocks as well.

According to the Merrill Lynch Comparative Valuation REIT Weekly (August 28, 1998), REITs are currently trading at a multiple that is less than one-half that of the broader market. This is the lowest that REITs have traded in many years. Similarly, REITs are less expensive compared to the bond market than they have been in recent years. While ten-year Treasury note rates have declined by 71 basis points to their lowest level in decades, REIT-adjusted FFO yields have backed up by 242 basis points to their highest level since at least 1993. Such disparate movements are a first for this relationship. Also, the Merrill Lynch Comparative Valuation REIT Weekly (August 28, 1998) indicated that most REITs can be purchased for less than the underlying value of their real estate holdings for the first time in several years. Consequently, investors can buy real estate cheaper on the floor of the New York Stock Exchange than they can on "Main Street." In particular, the office/industrial sector at a 16% discount to net asset value and the hotel sector at a 24% discount to net asset value look attractive on this basis. In our opinion, all of these value relationships that point in the same direction serve only to underscore the relative value currently present in REIT securities.

Though the lack of liquidity in the real estate securities market continues to be a problem for the sector, other factors point toward better prospects for real estate securities. Fundamentals remain solid in the underlying real estate markets. The contractual nature of revenue streams helps to assure double-digit growth in FFO for both this year and the next. The valuations of real estate stocks are very low compared to stocks and bonds, and in most property sub-sectors are below the net asset values of the underlying real estate portfolios. Dividend yields are high and secure compared to alternatives. From our perspective, the bottom line is that investors can now purchase the best-managed, highest-quality real estate companies in the United States at historically low prices. However, we do not believe this is a condition that will persist. Looking ahead, we expect better relative performance from the sector and will remain essentially fully invested. At August 31, 1998, our portfolio of stocks traded at about 8.5 times consensus 1999 FFO estimates with expected growth of over 16% and paying dividends to the Fund of about 7.25%.


In Conclusion
We thank you for your investment in Merrill Lynch Real Estate Fund, Inc. We look forward to discussing our investment strategy and outlook with you in our upcoming annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Jay Willoughby)
Jay Willoughby
Senior Vice President and Portfolio Manager


October 7, 1998


Merrill Lynch Real Estate Fund, Inc.
August 31, 1998



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Aggregate Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (12/26/97)
through 6/30/98                            -0.07%         -5.32%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (12/26/97)
through 6/30/98                            -0.59%         -4.55%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (12/26/97)
through 6/30/98                            -0.57%         -1.56%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (12/26/97)
through 6/30/98                            -0.23%         -5.47%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Real Estate Fund, Inc.
August 31, 1998


PERFORMANCE DATA (concluded)


Recent Performance Results*
                                                                       3 Month     Since Inception
                                                                     Total Return    Total Return
ML Real Estate Fund, Inc. Class A Shares                                -17.35%         -17.42%
ML Real Estate Fund, Inc. Class B Shares                                -17.59          -18.00
ML Real Estate Fund, Inc. Class C Shares                                -17.59          -17.98
ML Real Estate Fund, Inc. Class D Shares                                -17.41          -17.51

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is December 26, 1997.



PORTFOLIO INFORMATION


As of August 31, 1998

                                        Percent of
Ten Largest Holdings                    Net Assets

Cabot Industrial Trust                      6.7%
Capital Automotive                          6.0
Crescent Real Estate Equities Company       4.8
JP Realty, Inc.                             4.7
Equity Office Properties Trust              4.6
TrizecHahn Corporation                      4.5
Entertainment Properties Trust              4.2
Kilroy Realty Corporation                   4.1
Starwood Hotels & Resorts                   3.8
CarrAmerica Realty Corporation              3.6


Portfolio Changes
For the Quarter Ended August 31, 1998


Additions

 Brandywine Realty Trust
 Burnham Pacific Properties, Inc.
*CDL Hotels International, Ltd.
 Castellum AB
*CenterPoint Properties Trust
*Factory Realty Trust, Inc.
 Homestead Village, Inc.
*Horizon Group Properties, Inc.
 MeriStar Hospitality Corporation
*Merry Land & Investment Company, Inc.
 Pacific Gulf Properties, Inc.
 Patriot American Hospitality, Inc.
 Prentiss Properties Trust
 Prime Retail, Inc.
 Public Storage, Inc.
 Wihlborg Fastigheter AB


Deletions

 Accor S.A.
 Arden Realty, Inc.
 Bay Apartment Communities, Inc.
 Boykin Lodging Company
 CBL & Associates Properties, Inc.
*CDL Hotels International, Ltd.
*CenterPoint Properties Trust
 Chelsea GCA Realty, Inc.
*Factory Realty Trust, Inc.
 FelCor Suite Hotels, Inc.
*Horizon Group Properties, Inc.
 Interstate Hotels Company
*Merry Land & Investment Company, Inc.
 Post Properties, Inc.
 SL Green Realty Corp.
 Shurgard Storage Centers, Inc.
 Sponda OYJ
 Sun Communities, Inc.
 Weeks Corporation

[FN]
*Added and deleted in the same quarter.



Merrill Lynch Real Estate Fund, Inc.
August 31, 1998

SCHEDULE OF INVESTMENTS
                           Shares                                                                               Percent of
Industries                  Held           Real Estate Investment Trusts             Cost          Value        Net Assets
Apartments                  57,000    Avalon Properties, Inc.                 $  2,078,191      $  1,881,000          3.0%
                            68,310    Camden Property Trust                      1,994,738         1,712,019          2.8
                            80,000    Summit Properties Inc.                     1,515,149         1,340,000          2.1
                                                                              ------------      ------------        ------
                                                                                 5,588,078         4,933,019          7.9

Diversified/Mixed Use      310,000    Capital Automotive                         4,627,575         3,739,375          6.0
                            60,000    Cousins Properties, Inc.                   1,736,725         1,668,750          2.7
                           177,200    Entertainment Properties Trust             3,278,035         2,635,850          4.2
                            63,100    Pacific Gulf Properties, Inc.              1,359,299         1,198,900          1.9
                                                                              ------------      ------------        ------
                                                                                11,001,634         9,242,875         14.8

Factory Outlets            209,200    Prime Retail, Inc.                         2,359,339         1,961,250          3.2

Health Care                145,000    Meditrust Companies                        3,872,401         2,247,500          3.6

Hotel/Restaurant            40,000    MeriStar Hospitality Corporation             787,250           675,000          1.1
                           135,000    Patriot American Hospitality, Inc.         2,998,752         1,822,500          2.9
                            65,000    Starwood Hotels & Resorts                  3,280,763         2,372,500          3.8
                                                                              ------------      ------------        ------
                                                                                 7,066,765         4,870,000          7.8

Office Property             20,000    Brandywine Realty Trust                      412,638           360,000          0.6
                           100,000    CarrAmerica Realty Corporation             2,983,915         2,250,000          3.6
                           130,000    Crescent Real Estate Equities Company      4,534,489         2,990,000          4.8
                           125,000    Equity Office Properties Trust             3,781,163         2,835,938          4.6
                            65,000    Highwood Properties, Inc.                  2,267,681         1,653,438          2.7
                           125,000    Kilroy Realty Corporation                  2,946,875         2,570,313          4.1
                           100,000    Prentiss Properties Trust                  2,357,351         2,237,500          3.6
                            15,000    Tower Realty Trust, Inc.                     320,075           315,937          0.5
                                                                              ------------      ------------        ------
                                                                                19,604,187        15,213,126         24.5

Regional Malls              97,000    Glimcher Realty Trust                      2,133,762         1,576,250          2.6
                           144,200    JP Realty, Inc.                            3,326,889         2,902,025          4.7
                            30,000    Taubman Centers, Inc.                        373,194           393,750          0.6
                            30,000    Urban Shopping Centers, Inc.                 997,445           952,500          1.5
                                                                              ------------      ------------        ------
                                                                                 6,831,290         5,824,525          9.4

Shopping Centers            50,000    Burnham Pacific Properties, Inc.             702,556           650,000          1.0
                            46,400    Federal Realty Investment Trust            1,163,134           933,800          1.5
                            45,000    Philips International Realty Corp.           780,250           666,562          1.1
                            75,000    Regency Realty Corporation                 1,950,788         1,654,687          2.7
                                                                              ------------      ------------        ------
                                                                                 4,596,728         3,905,049          6.3

Storage                     60,000    Public Storage, Inc.                       1,615,715         1,402,500          2.3
                            35,000    Storage USA, Inc.                          1,356,475         1,047,812          1.7
                                                                              ------------      ------------        ------
                                                                                 2,972,190         2,450,312          4.0

Warehouse/Industrial       225,000    Cabot Industrial Trust                     4,665,637         4,190,625          6.7

                                      Total Real Estate Investment Trusts       68,558,249        54,838,281         88.2



Merrill Lynch Real Estate Fund, Inc.
August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)
                           Shares                                                                               Percent of
Industries                  Held                   Common Stocks                     Cost          Value        Net Assets
Diversified                 50,000    Castellum AB                            $    500,576      $    473,186          0.8%
                           125,000    Corrections Corporation of America         2,873,526         1,914,063          3.1
                           165,000    TrizecHahn Corporation                     3,803,883         2,815,313          4.5
                           900,000    Wihlborg Fastigheter AB                    1,126,841         1,024,309          1.6
                                                                              ------------      ------------        ------
                                                                                 8,304,826         6,226,871         10.0

Hotels                      30,000    Homestead Village Inc.                       281,969           245,625          0.4

                                      Total Common Stocks                        8,586,795         6,472,496         10.4

                            Face
                           Amount              Short-Term Securities

Commercial Paper*         $644,000    General Motors Acceptance Corp., 5.81%
                                      due 9/01/1998                                644,000           644,000          1.0

                                      Total Short-Term Securities                  644,000           644,000          1.0


Total Investments                                                             $ 77,789,044        61,954,777         99.6
                                                                              ============
Other Assets Less Liabilities                                                                        258,532          0.4
                                                                                                ------------        ------
Net Assets                                                                                      $ 62,213,309        100.0%
                                                                                                ============        ======

Net Asset Value:             Class A--Based on net assets of $2,188,893 and 269,541
                                      shares outstanding                                        $       8.12
                                                                                                ============
                             Class B--Based on net assets of $44,125,831 and 5,446,102
                                      shares outstanding                                        $       8.10
                                                                                                ============
                             Class C--Based on net assets of $9,139,537 and 1,128,326
                                      shares outstanding                                        $       8.10
                                                                                                ============
                             Class D--Based on net assets of $6,759,048 and 832,733
                                      shares outstanding                                        $       8.12
                                                                                                ============


*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.



Merrill Lynch Real Estate Fund, Inc.
August 31, 1998


OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Jay L. Willoughby, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863